Exhibit 10.9.1(c)

                               SECURITY AGREEMENT

AGREEMENT made as of August 28, 2001, by and between FRESHSTART VENTURE CAPITAL CORP. with an address at 437 Madison Avenue, 38th Floor, New York, New York 10022 (hereinafter referred to as the "Secured Party") and SMARTPROS, LTD., a corporation duly organized under the laws of the State of Delaware, authorized to do business in the State of New York as SmartPros of New York, having a principal place of business at 12 Skyline Drive, Hawthorne, N.Y. 10532 (hereinafter referred to as the "Debtor").

                              W I T N E S S E T H:

     WHEREAS, the Secured Party has agreed to lend the Debtor the sum of $500,000.00 (the "Debt") to be repaid, pursuant to a Loan Agreement, (the "Loan Agreement") and a certain promissory note (the "Note") of even date herewith and the Debtor has agreed to execute this Security Agreement granting the Secured Party a first and second security interest, respectively, in the collateral hereinafter described as a condition to Lender funding the said loan.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, it is hereby agreed as follows:

1. CREATION OF SECURITY INTEREST
--------------------------------

The Debtor hereby grants to the Security Party and the Secured Party hereby accepts, a first and second security interest, respectively, in the collateral described in Paragraph 2 herein to secure the payment of the Debt by Debtor in accordance with the terms set forth in the Loan Agreement and the Note. The Debtor hereby authorizes the Secured Party to file such financing statements or amendments thereof as may be necessary in the form provided in Article 9 of the Uniform Commercial Code to perfect the security interests herein created in the collateral hereinafter described.

2. COLLATERAL
-------------

To secure the payment of an indebtedness in the amount of $500,000.00 with interest thereon payable in accordance with the Note and Loan Agreement executed on even date herewith, and also to secure any other indebtedness or liability of the Debtor to the Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all future advances or loans which may be made at the option of the Secured Party (all hereinafter called the "Obligations"), Debtor does hereby grant and convey to the Secured Party, a security interest in (and mortgages to, if so necessary) all of the following collateral ( as such term may be referred to in Article 9 of the New York Uniform Commercial Code), to wit: all of the Debtor's assets, including, but not limited to patents, copyrights, trademarks, film library, inventory, equipment and intangibles of any nature, now or hereafter owned or acquired by Borrower and/or its subsidiaries whether now owned, or later acquired, arising of every kind and nature including but in no way limited to, all assets relating to the on-line/video professional education business operated by the Borrower and all assets listed on Schedule "A" annexed hereto, and all of the Debtor's assets, inventories (raw materials, work-in-progress, finished goods and supplies), titled motor vehicles, leases, finished goods and supplies, contract rights, accounts receivable, in excess of $750,000.00, and all tangible and intangible assets now owned or later acquired and all proceeds and products from all collateral covered by this security agreement whether or not purchased with loan proceeds located at Debtor's address or elsewhere, and any other real and/or personal property owned by the Debtor, together with all substitutions, replacements, additions and accessions thereto (hereinafter referred to as "Collateral"). Debtor hereby authorizes secured parties to execute and record any UCC-1 financing statements in connection herewith against Debtor and/or its subsidiaries.

In addition, Debtor has granted Lender a second position security interest in all receivables of the Debtor and/or its subsidiaries, subordinate only to a first position security interest not to exceed $750,000.00.

3. REPRESENTATIONS AND WARRANTIES OF DEBTOR
-------------------------------------------

Debtor warrants and represents the following: (A) Debtor agrees to pay and perform all of the obligations secured by this Agreement according to their terms and defend the title to the collateral against all persons and against all claims and all demands whatsoever; (B) On demand of the Secured Party, Debtor will execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this Agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the Secured Party in the collateral and pay all costs or filing fees in connection therewith; (C) Debtor shall retain possession of the collateral during the existence of this agreement and Debtor agrees not to sell, exchange, assign, loan, deliver, mortgage or otherwise dispose of same without the prior written consent of the Secured Party. Debtor further agrees to keep the collateral at the location specified in this Security Agreement; (D) Debtor agrees to keep the collateral free and clear of all liens, charges,

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encumbrances,   taxes  and  assessments,  and  to  pay,  when  due,  all  taxes, assessments and licenses fees relating to the collateral.; (E) Debtor shall keep the collateral insured against loss by fire (including extended coverage), theft and other hazards as the Secured Party may require. Debtor shall give immediate written notice to the Secured Party and to insurers of loss or damage to the collateral and shall promptly file proofs of loss with insurers. The risk of loss, damage or deterioration of or to said goods shall rest upon the Debtor, and no such loss, damage or deterioration shall in any way diminish or discharge the liability of the Debtor to pay the full total loan and any accrued interest thereon and the debtor agrees to give immediate notice to the Secured party of any loss or damage to any of the said goods or loss of possession thereof. The Lender is expressly authorized by Debtor to insure said goods against loss or damage; (F) Debtor agrees to use the proceeds of the loan to pay the purchase price of the equipment, filing fees and insurance premiums and specifically authorizes Secured Party to disburse same directly from the loan proceeds. The Secured Party is specifically authorized to pay the proceeds directly to the seller/vendor of the collateral.

4. GENERAL PROVISIONS
---------------------

(A) The waiver of or acquiescence in any default by the Debtor, or failure of the Secured Party to insist upon strict performance by the Debtor of any warranties or agreements in this security agreement, shall not constitute a waiver of any subsequent or other default or failure; (B) Notices to either party shall be in writing and shall be delivered personally or by mail addressed to the party at the address herein set forth or otherwise designated in writing;
(C) The Uniform Commercial Code shall govern the rights, duties and remedies of the parties and any provisions herein declared invalid under any law shall not invalidate any other provision of this agreement.

5. EVENTS OF DEFAULT
--------------------

The occurrence of an "Event of Default" as defined in the Loan Agreement or the Note shall be deemed a default hereunder. Each such Event of Default as set forth in the Loan Agreement and the Note is deemed incorporated herein by reference as if fully set forth at length herein. For reference purposes, the following may constitute a default of the Debtor: (a) The failure to pay the principal or any installment of principal or of interest on the indebtedness on any note or notes when due; or (b) The failure by Debtor to comply with or perform any provision of this Agreement, the Loan Agreement, if any, or any other agreement between Debtor and Secured Party executed in connection with this loan, or otherwise; or (c) If any false or misleading representations or warranties are made or given by Debtor in connection with this agreement; or (d) If the collateral is subject to levy or execution or other judicial process, and the same is not removed or bonded within ten (10) days after any lien is placed thereon; or (e) The commencement of any insolvency proceeding by or against the Debtor or of any guarantor or surety for the Debtor's obligations; or (f) In the event of any reduction in the value of the collateral or any act of the Debtor which imperils the prospect of full performance or satisfaction of the Debtor's obligations herein, at the sole discretion of Secured Party.

6. SECURED PARTIES REMEDIES UPON DEFAULT
----------------------------------------

(A) On the occurrence of any Event of Default, or at any time thereafter, at the option of the Secured Party, the Secured Party may declare all or any of the obligations secured by this Agreement and the Loan Agreement shall immediately become due and payable in full without notice or demand and the Secured Party shall have all the rights, remedies, and privileges with respect to repossession, retention and sale of the collateral and disposition of the proceeds as are accorded to the Secured Party by the applicable sections of the New York Uniform Commercial Code respecting "Default" in effect as of the date of this Security Agreement, or as may be granted to Secured Party pursuant to any Note or Loan Agreement or other document executed in connection with this Loan. (B) Upon any default, the Secured Party's reasonable attorney's fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising, and selling the collateral shall be chargeable to the Debtor, and shall become party of the principal indebtedness and shall be deemed secured hereunder and by the collateral until fully paid. (C) The Debtor shall remain liable for any deficiency resulting from a sale of the collateral and shall pay any such deficiency forthwith on demand. (D) If the Debtor shall default in the performance of any of the provisions of this agreement on the Debtor's part to be performed, Secured Party may perform same for Debtor's account and any monies expended in so doing shall be chargeable with interest to the Debtor and added to the indebtedness secured hereby. (E) In conjunction with or in addition to any other rights granted to secured Party, Secured Party, at its discretion, may (i) enter upon Debtor's premises peaceably by Secured Party's own means or with legal process and take possession of the collateral, or render it unusable, or dispose of the collateral on the Debtor's premises and the Debtor agrees not to resist or interfere; (ii) require Debtor to assemble the collateral and make it available to the Secured Party at a place to be designated by the Secured Party, reasonably convenient to both parties (Debtor agrees that the Secured Party's address set forth above is a place reasonably convenient for such assembling); (iv) Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice will be met if such notice is mailed, postage prepaid, to the address of the Debtor shown above, at least seven (7) days before the time of the sale or disposition. The Secured Party, and its representatives shall have all the rights and remedies of a secured party under the Uniform Commercial Code and any

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other  applicable  law.  It is  agreed  that  a  sale  to a  dealer/vendor  is a commercially reasonable method of disposition (but shall not be deemed the only commercially reasonable method of disposition) and that the Secured Party, and/or its representative may purchase said goods, if repossessed at a public or private sale. Expenses of retaking, holding, preparing for sale, selling of the
like  shall  include  Secured  Party's  (or  its  representative's)   reasonable
attorney's  fees  and  legal  expenses.   Any  deficiency  remaining  after  the
repossession and sale of the goods by Secured Party shall be paid immediately by the debtor to the Secured Party upon demand together with interest thereon and reasonable fees of an attorney employed to collect such deficiency. (F) The Secured Party may assign this agreement and if assigned the assignee shall be entitled, upon notifying the Debtor, to performance of all of Debtor's obligations and agreements hereunder. (G) No acts, delays, omissions, or course of delaying between the Debtor and the Secured Party shall be waiver of any of the Secured Party' rights or remedies under terms of this Security Agreement. In case of shares of stock given as collateral security, the Secured Party may transfer the shares of stock to its own name or the name of any designee, act in the capacity of and with full authority as sole officer, director and shareholder, and sell said shares of stock at public or private sale with the Debtor's understanding that the assets of the corporation shall be applied against the outstanding debt and expenses upon the said sale.

7. MISCELLANEOUS
----------------

All terms and provisions of this agreement shall be binding upon and shall inure to the benefit of, and be enforceable by the parties hereto, their respective legal representatives, successors and assigns. All communications and notices hereunder shall be in writing and shall be deemed to have been duly given if sent by United States mail, postage prepaid, to the parties at the address first above written, or at such other places or places as the party addressed may have designated by written notice to the other. No waiver shall be deemed to be made by any party of any of his rights hereunder unless the same shall be in writing and signed by each party hereto. This promissory note and the obligations of the undersigned shall be governed and construed in accordance with the laws of the State of New York. For purposes of any action or proceeding involving this promissory note or any of the obligations of the undersigned, the undersigned hereby irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States having jurisdiction in the County of New York and the State of New York, and agrees not to raise and waives any objection to or defense based upon the jurisdiction or venue of any such court or based upon forum non conveniens. The undersigned agrees not to bring any action or other proceeding with respect to this promissory note or with respect to any of its obligations hereunder in any other court unless such courts of the State of New York and of the United States determine that they do not have jurisdiction in the matter. The Debtor hereby waives trial by jury in any action or proceeding in connection with this agreement; The headings of the paragraphs and sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof. In the event that any word, sentence, paragraph or article of this Agreement is found to be void or voidable, the balance of this Agreement shall nevertheless be legal and binding with the same force and effect as though the void or voidable parts were deleted. This writing and the documents executed in connection with the loan contain the entire agreement of the parties with respect to its subject matter and no modifications, alterations or waiver of all of any part shall be valid unless made by a writing and signed by all the parties hereto.

8. NO REPRESENTATION
--------------------

Each of the parties hereto and represents that the other parties, their agents, servants or employee have made no representation or statement whether oral or in writing, relating to or concerning this Agreement other than specifically set forth herein. Each of the parties hereto warrants and represents to the other that it is authorized or empowered to enter into this Agreement and perform the terms hereof, and that in entering this Agreement and performing the terms hereof, it will not be in violation of any other agreement, written or oral. This Agreement may be executed in two or more counterparts, each of which is an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.

DEBTOR:
SmartPros, Ltd.


     /s/ Dr. William K. Grollman            /s/ Alan Ross
--------------------------------------  ----------------------------------------
By: Dr. William K. Grollman,            By: Alan Ross
    President                               Chief Financial Officer

Freshstart Venture Capital Corp.,
Secured Party

--------------------------------------
Authorized Agent


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


                                   SCHEDULE A
                         TO SECURITY AGREEMENT BETWEEN
              FRESHSTART VENTURE CAPITAL CORP. AND SMARTPROS, LTD.


1. All assets now owned or hereafter acquired by the Borrower including, but not limited to, patents, copyrights, trademarks, film library, inventory, equipment and intangibles of any nature, now or hereafter owned or acquired by Borrower and/or its subsidiaries, all accounts, accounts receivable, other receivables, contract rights, chattel paper, general intangibles, instruments and documents, deposit accounts, and notes; any other obligations or indebtedness owed to Borrower from whatever source arising, now or hereafter existing, all rights of Borrower to receive any performance or any payments in money or kind; all guaranties of the foregoing and security therefor; all of the right, title and interest of Borrower in and with respect to the goods, services, or other property that gave rise to or secure any of the foregoing or which are described thereto, and all rights of Borrower as an unpaid seller of goods and services, including, but not limited to, the rights to stoppage in transit, replevin, reclamation and resale; and all of the foregoing whether now or hereafter acquired or arising in the future.

2. All of the Borrower's now owned or hereafter acquired or created interest in machinery, equipment in all its forms, furniture, furnishings, and fixtures, together with tools, boats and motor vehicles of every kind and description, all parts therefor, and all improvements, accessions or appurtenances thereto and all proceeds thereof.

3. Any and all now owned or hereafter acquired inventory, goods, merchandise, or other personal property, raw materials, parts, supplies, work-in-progress and finished products, intended for sale, or intended for inclusion in work-in-progress, of every kind and description, in the custody or possession, actual or constructive, of Borrower, including insurance proceeds from insurance on any of the above, all of Borrower's interest in inventory described in invoices, any returns upon any accounts and other proceeds, resulting from the sale or disposition of any of the foregoing, including, without limitation, raw materials, work-in-progress and finished goods.

4. All general intangibles, choses in action, and causes of action, and all other intangible personal property of Borrower of every kind and nature now owned or hereafter acquired by Borrower, including, without limitation, business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, tax refund claims, insurance proceeds thereof, including, without limitation, insurance covering the lives of key employees on which the Borrower is the beneficiary, and any letter of credit, guarantee, claim, security interest or other security held by or granted to Borrower to secure payment by an account Borrower of accounts owed to Borrower.

     All of the foregoing is collectively the "Collateral".

5. All products of Collateral and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering Collateral, all property received wholly or partly in trade or exchange for Collateral, all leases of Collateral and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of the Collateral or any interest therein.

                                        SMARTPROS, LTD.

                                        /s/ Dr. William K. Grollman
                                        ----------------------------------
                                        Dr. William K. Grollman, President


STATE OF NEW YORK   )
COUNTY OF NEW YORK  )s.s.:

     On the 28th day of August in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Dr. William K. Grollman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

                                        /s/ Kathleen F. Julian
                                        ----------------------------------
                                                  NOTARY PUBLIC


                               KATHLEEN F. JULIAN
                        Notary Public, State of New York
                                No. 02JU6001983
                           Qualified in Queens County
                        Commission Expires Feb. 2, 2002